Exhibit 10.1

October 19, 2020

Holder of Series A and Series B Warrants to Purchase Common Stock

Re:    Exchange Offer of Warrants to Purchase Common Stock

Dear Holder:

Baudax Bio, Inc., a Pennsylvania corporation (the “Company”), is pleased to offer to you the opportunity to exchange all of either (a) the Series A Warrants to Purchase Common Stock or (b) Series B Warrants to Purchase Common Stock (collectively, the “Warrants”) currently held by you (the “Holder”) for shares of common stock of the Company, par value $0.01 (“Common Stock”). The Holder shall elect which series of Warrants it so elects to exchange hereunder on the Holder’s signature page hereto (the series of Warrants elected for exchange hereunder as indicated on the Holder’s signature page hereto, the “Exchange Warrants” and the series of Warrants not exchanged, the “Outstanding Warrants”).

In consideration for exchanging in full all of the Exchange Warrants held by you (the “Warrant Exchange” and this agreement, this “Agreement”)), the Company hereby offers you in exchange therefor 0.2 shares of Common Stock (“Exchange Shares”) for each share of Common Stock issuable upon exercise of the Exchange Warrants being exchanged (rounded up to the nearest whole share). Notwithstanding anything herein to the contrary, in the event that the Warrant Exchange would cause the Holder to exceed the Maximum Percentage (as defined in the Exchange Warrant) in the Exchange Warrant, the Company shall only issue such number of shares of Common Stock to the Holder that would not cause the Holder to exceed the Maximum Percentage with the balance to be held in abeyance until written notice from the Holder that the balance (or portion thereof) may be issued in compliance with the Maximum Percentage. The Company agrees that the Warrant Exchange shall in no event result in the Holder beneficially owning more than the Maximum Percentage. Within two Trading Days of the date hereof, the Company shall deliver the Exchange Shares to the DTC account of the Holder via the DWAC system in accordance with the DTC Instructions provided by the Holder on the signature page hereto. The terms of the Warrant Exchange, including but not limited to the obligations to deliver the Exchange Shares, shall remain in effect as if the acceptance of this offer was a formal Notice of Exercise. The Holder hereby acknowledges that upon receipt of the Exchange Shares, such Holder’s Exchange Warrants exchanged for such Exchange Shares shall be deemed to be cancelled without further action required by either the Company or the Holder.

The Exchange Warrants were issued in a public offering by the Company pursuant to a registration statement on Form S-3, File No. 333-235408 (“Registration Statement”). The Warrant Exchange is being undertaken as a cashless exchange and as such the parties acknowledge and agree that in accordance with Section 3(a)(9) of the Securities Act, the Exchange Shares shall take on the registered characteristics of the Exchange Warrants being exchanged hereunder. The Company agrees not to take any position contrary to this covenant.

Expressly subject to the paragraph immediately following this paragraph below, Holder may accept this offer by signing this letter below, with such acceptance constituting Holder’s exchange in full of the Exchange Warrant for Exchange Shares, subject to the Maximum Percentage on or before 5:00 p.m. (New York City time) on October 19, 2020.

Additionally, the Company agrees to the representations, warranties and covenants set forth on Annex A attached hereto.

Other than an Exempt Issuance (as defined below), from the date hereof until 30 days following the date hereof, (i) the Company shall not issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or any securities convertible or exchangeable into Common Stock, (ii) other than pursuant to any Other Warrant Exchange Agreement, the Company shall not enter into any agreement to amend, exchange or otherwise provide any incentive to exercise any of the warrants originally issued pursuant to the Registration Statement, and (iii) the Company shall not file any registration statement or any amendment or supplement thereto. “Exempt Issuance” means the issuance of (a) shares of Common Stock or options to employees, officers or directors of the Company pursuant to any stock or option plan duly adopted for such purpose, by a majority of the non-employee members of the board of directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose for services rendered to the Company or to new employees of the Company under NASDAQ Rule 5635(c)(4), (b) securities upon the exercise or exchange of securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities (other than in connection with stock splits or combinations) or to extend the term of such securities, other than any such automatic increase, decrease or extension in accordance with the terms of such securities and (c) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided that such securities are issued as “restricted securities” (as defined in Rule 144 under the Securities Act of 1933, as amended) and carry no registration rights that require or permit the filing of any registration statement in connection therewith during the prohibition period set forth hereunder, and provided that any such issuance shall only be to a Person (or to the equityholders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

On or before 9:00 a.m. (New York City time) on October 20, 2020, the Company shall file a Current Report on Form 8-K with the Securities and Exchange Commission disclosing all material terms of the transactions contemplated hereunder, including a form of this agreement as an exhibit thereto (“8-K Filing”). From and after the issuance of the 8-K Filing, the Company represents to the Holder that it shall not be in possession of any material, nonpublic information received from the Company, any of its Subsidiaries or any of their respective officers, directors, employees or agents, that is not disclosed in the 8-K Filing. In addition, effective upon the filing of the 8-K Filing, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, employees or agents, on the one hand, and the Holder or any of its affiliates, on the other hand, shall terminate. The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents, not to, provide the Holder with any material, nonpublic information regarding the Company or any of its Subsidiaries from and after the date hereof without the express prior written consent of the Holder. To the extent that the Company, any of its Subsidiaries or any of their respective officers, directors, employees or agents, delivers any material, non-public information to the Holder without the Holder’s consent, the Company hereby covenants and agrees that the Holder shall not have any duty of confidentiality with respect to, or a duty not to trade on the basis of, such material, non-public information.

The Company acknowledges and agrees that the obligations of the Holder under this letter agreement are several and not joint with the obligations of any other holder of Common Stock purchase warrants of the Company (each, an “Other Holder”) under any other agreement related to the exercise of such warrants (each, an “Other Warrant Exchange Agreement”), and the Holder shall not be responsible in any way for the performance of the obligations of any Other Holder or under any such Other Warrant Exchange Agreement. Nothing contained in this letter agreement, and no action taken by the Holder pursuant hereto, shall be deemed to constitute the Holder and the Other Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holder and the Other Holders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this letter agreement and the Company acknowledges that the Holder and the Other Holders are not acting in concert or as a group with respect to such obligations or the transactions contemplated by this letter agreement or any Other Warrant Exchange Agreement. The Company and the Holder confirm that the Holder has independently participated in the negotiation of the transactions contemplated hereby with the advice of its own counsel and advisors. The Holder shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this letter agreement, and it shall not be necessary for any Other Holder to be joined as an additional party in any proceeding for such purpose.

The Company hereby represents and warrants as of the date hereof and covenants and agrees from and after the date hereof until 30 days following the date of this Agreement that none of the terms offered to any Other Holder with respect to any Other Warrant Exchange Agreement (or any amendment, modification or waiver thereof, which, for the avoidance of doubt, does not include changes to the exercise price of the warrants pursuant to the terms of thereof), is or will be more favorable to such Other Holder than those of the Holder and this letter agreement. If and whenever on or after the date hereof, the Company enters into an Other Warrant Exchange Agreement, then (i) the Company shall provide notice thereof to the Holder promptly following the occurrence thereof and (ii) the terms and conditions of this letter agreement shall be, without any further action by the Holder or the Company, automatically amended and modified in an economically and legally equivalent manner such that the Holder shall receive the benefit of the more favorable terms and/or conditions (as the case may be) set forth in such Other Warrant Exchange Agreement (including the issuance of additional Exchange Shares or the issuance of new Common Stock purchase warrants to the Other Holder), including, without limitation, the same price discount and the same issuance of new warrants as in the Other Warrant Exchange Agreement, provided that upon written notice to the Company at any time the Holder may elect not to accept the benefit of any such amended or modified term or condition, in which event the term or condition contained in this letter agreement shall apply to the Holder as it was in effect immediately prior to such amendment or modification as if such amendment or modification never occurred with respect to the Holder. The provisions of this paragraph shall apply similarly and equally to each Other Warrant Exchange Agreement.

Each of the Company and the Holder hereby acknowledges and agrees that the Warrant Exchange shall have the effect of causing an adjustment to the Outstanding Warrants (including Warrants issued to other holders whether or not a holder thereof executed an Other Warrant Exchange Agreement) issued pursuant to the Registration Statement and pursuant to Section 2(a) thereunder the New Issuance Price (as defined thereunder) is reduced to the lowest price per share which, in respect to the Warrant Exchange, is the par value of the Common Stock, or $0.01. The adjustment hereunder shall be effective immediately at the time that this Agreement becomes effective and the Holder may rely on this representation in undertaking an exercise of its Outstanding Warrants. Additionally, the Company and the Holder hereby agree that, immediately following the consummation of the Warrant Exchange, (i) Sections 2(a), 4(c) and 11 of the Outstanding Warrant held by the Holder is hereby deleted and, following the aforementioned adjustment, is no longer of any force or effect and (ii), to the extent the Outstanding Warrant is a Series A Warrant to Purchase Common Stock, the Expiration Date (as defined in the Outstanding Warrant) of the Outstanding Warrant held by the Holder shall be adjusted to April 26, 2021. Each of the Company and the Holder hereby agree that notwithstanding anything in this Agreement to the contrary, the total number of shares of Common Stock that may be issued by the Company pursuant to this Agreement and any other agreement entered into by the Company on the date hereof with any other Warrant holder relating to an exchange of such holder’s Warrants, shall not, in the aggregate, exceed 19.99% of the Company’s outstanding shares of Common Stock as of the date hereof.

Except as expressly set forth herein, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this letter agreement. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of any Exchange Shares. This letter agreement shall be governed by the laws of the State of New York without regard to the principles of conflicts of law thereof.

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To accept this offer, Holder must counter execute this letter agreement and return the fully executed agreement to the Company at e-mail: ***, attention: Chief Financial Officer, on or before 5:00 pm (New York City time) on October 19, 2020.

Please do not hesitate to call me if you have any questions.

Sincerely yours,

BAUDAX BIO, INC.

By:
Name:
Title:

Accepted and Agreed to:

Name of Holder:

Signature of Authorized Signatory of Holder:

Name of Authorized Signatory:

Title of Authorized Signatory:

Circle Warrants to be Exchanged: Series A/Series B

Exchange Warrant Shares:

Exchange Shares (0.2 of Exchange Warrant Shares):

DTC Instructions:

Annex A

Representations, Warranties and Covenants of the Company. The Company hereby makes the following representations and warranties to the Holder:

(a)    Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this letter agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, its board of directors or its stockholders in connection therewith. This letter agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)    No Conflicts. The execution, delivery and performance of this letter agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Company’s certificate or articles of incorporation, bylaws or other organizational or charter documents; or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company in connection with, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement, credit facility, debt or other material instrument (evidencing Company debt or otherwise) or other material understanding to which such Company is a party or by which any property or asset of the Company is bound or affected; or (iii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected.

(c)    Nasdaq Corporate Governance. The transactions contemplated under this letter agreement, comply with all rules of the Nasdaq Stock Market.

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